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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2003

                        SAVVIS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                     0-29375              43-1809960
             --------                     -------              ----------
(State or Other Jurisdiction           (Commission File      (IRS Employer
of Incorporation or Organization)          Number)         Identification No.)

      1 SAVVIS Parkway, St. Louis, Missouri                  63017
      12851 Worldgate Drive, Herndon, Virginia               20170
      ----------------------------------------              ---------
     (Address of Principal Executive Office)                (Zip Code)

       Registrant's telephone number, including area code: (314) 628-7000
                                                           (703) 234-8000

           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 4.  Changes in Registrant's Certifying Accountants

         On March 14, 2003, the Audit Committee of SAVVIS Communications Corporation (the "Company") dismissed its independent accountants, Deloitte & Touche LLP ("D&T"), and appointed Ernst & Young LLP ("E&Y") as the Company's new independent accountants for its current fiscal year ending December 31, 2003.

         During the Company's fiscal years ended December 31, 2001 and 2002, and the subsequent interim period through March 14, 2003, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with their reports.

         The audit report of D&T on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except for the fiscal year ended December 31, 2002, which included a modification due to the adoption of Statements of Financial Accounting Standards Nos. 142 and 145.

         In addition, there were no reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 during the fiscal years ended December 31, 2001 and 2002, or the subsequent interim period through March 14, 2003.

         The Company has requested from D&T the letter required by Item 304(a)(3) of Regulation S-K of the Securities Exchange Act of 1934 as to whether D&T agrees with the statements made in the preceding paragraphs.

         During the fiscal years of the Company ended December 31, 2001 and 2002, and the subsequent interim period through March 14, 2003, the Company did not consult with E&Y regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         16   Letter dated March 20, 2003, from Deloitte & Touche LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SAVVIS COMMUNICATIONS CORPORATION



Date:  March 21, 2003               By: /s/ Jeffrey H. Von Deylen
                                        ------------------------------------
                                        Name:  Jeffrey H. Von Deylen
                                        Title: Executive Vice President and CFO


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                                  EXHIBIT INDEX

Exhibit No.          Description
----------           -----------

16                   Letter dated March 20, 2003, from Deloitte & Touche LLP